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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2002

THE EMPIRE DISTRICT ELECTRIC COMPANY (Exact name of registrant as specified in charter)
Kansas (State or other jurisdiction of incorporation)
1-3368 (Commission File Number)	44-0236370 (IRS Employer Identification Number)
602 Joplin Street, Joplin, Missouri (Address of principal executive offices)	64801 (Zip Code)
Registrant's telephone number, including area code:	(417) 625-5100
Not applicable (Former name or former address, if changed since last report)

Item 5.    Other Events

        Due to mathematical errors in the calculations of the Company's ratio of earnings to fixed charges, the following changes are hereby made to the Company's Annual Report on Form 10-K for the year ended December 31, 2001 (the "10-K") and the Company's 2001 Annual Report to Shareholders (the "Annual Report"):

  (1)
  On page 15 in Item 6, Selected Financial Data of the 10-K and on page 44 in Selected Financial Data of the Annual Report:

  (a)
  Ratio of earnings to fixed charges for 2001 is changed from 1.36 to 1.31;

  (b)
  Ratio of earnings to combined fixed charges and preferred stock dividend requirements for 2001 is changed from 1.36 to 1.31;

  (c)
  Ratio of earnings to fixed charges for 1999 is changed from 2.70 to 2.77;

  (d)
  Ratio of earnings to combined fixed charges and preferred stock dividend requirements for 1999 is changed from 2.40 to 2.45;

  (2)
  Exhibit 12 to the 10-K is replaced in its entirety by Exhibit 12 attached to this Form 8-K.

Item 7.    Financial Statements and Exhibits.

  (a)
  No financial statements are required to be filed with this report.

  (b)
  No pro-forma financial information is required to be filed with this report.

  (c)
  Exhibits. The following exhibit is filed herewith:
Exhibit No.	Description
12	Computation of Ratios of Earnings to Fixed Charges

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY
	By:	/s/ G.A. KNAPP
		Name:	G.A. Knapp
		Title:	Vice President - Finance
Dated: March 21, 2002

EXHIBIT INDEX

Exhibit No.	Description
12	Computation of Ratios of Earnings to Fixed Charges

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX